EXHIBIT 10.3

                            MASTER SECURITY AGREEMENT


To:      Mitchell Entertainment Company
         7220 NW 36th Street, Suite 100
         Miami, Florida  33166

Date: December 20, 2004

To Whom It May Concern:

      1. To secure the payment of all Obligations (as hereafter defined), each of AGU Entertainment Corp., a Delaware corporation, The Tube Music Network, Inc., a Florida corporation, and Pyramid Records International, Inc., a Florida corporation (each an "Assignor"), hereby assigns and grants to Mitchell Entertainment Company, a Delaware limited liability company ("Mitchell Entertainment") a continuing security interest in all of the following property now owned or at any time hereafter acquired by each such Assignor, or in which each such Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"):

            (a) (i) all of the shares of capital stock of whatever class of The Tube Music Network, Inc. and Pyramid Records International, Inc., now owned or hereafter acquired by the Assignors, together with in each case the certificates representing the same (collectively, the "Pledged Stock");

            (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of, any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all equity rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock; and

            (iii) in the  event of any  consolidation  or  merger  in which  any
Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is an Assignor) formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses (i) and (ii) above, the "Stock Collateral");

            (b) All Film  Assets and Music  Assets (as such terms are defined on
Schedule 1);

            (c) All inventories and merchandise, including, without limitation, work in process, finished products, goods in transit, materials used or consumed in the manufacture or production thereof, all wrapping, packaging, advertising and shipping materials (and all documents relating thereto), all labels and other devices, names and marks affixed or to be affixed thereto for the purpose of selling or identifying the same or the seller or manufacturer thereof, all supplies and containers relating to or used in connection with the foregoing, all goods in which any Assignor has an interest in mass or an interest or right as a consignee and all goods which are returned to or repossessed by any Assignor, whether used or consumed in any Assignor's business, held for sale or otherwise, and all bills of lading, warehouse receipts, documents of title or general intangibles (including, without limitation, commercial tort claims and payment intangibles) relating to any of the foregoing (collectively, the "Inventory");

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            (d) All goods, equipment,  parts, machinery,  tools, tooling, molds, dies, motors, furniture, fixtures (whether or not attached to real property), furnishings, trade fixtures, (except as provided below) motor vehicles and rolling stock, materials and parts and all other tangible personal property, all attachments, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutes and replacements for any of the foregoing;

            (e) All rights to the payment of money or other forms of consideration, accounts, payment intangibles, notes, accounts receivable, drafts, documents, chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper), letter of credit rights, choses in action, undertakings, surety bonds, insurance policies, acceptances, federal, state and local tax refunds and all other forms of claims, demands, instruments and receivables, together with all guarantees, security agreements, leases and rights and interests securing the same and all right, title and interest of any Assignor in the merchandise which gave or shall give rise thereto, including the right of stoppage in transit, replevin, reclamation, repossession and resale (collectively, the "Receivables");

            (f) All agreements, contracts, leases, licenses, letters of credit, security agreements, indentures and purchase and sales orders of any kind whatsoever, all rights of any Assignor thereunder, including all rights to purchase, lease, sell or otherwise acquire or deal with real or personal property and all warranty rights and contract rights of any nature, whether written or oral, and all consents or other authorizations relating thereto, to the extent assignable (collectively, the "Contracts");

            (g) All licenses, permits, franchises, certificates and other governmental authorizations and approvals of any nature whatsoever, to the extent assignable;

            (h) All deposit accounts, including without limitation, all demand, time, savings, passbook, custodial, safekeeping, escrow or like accounts maintained by any Assignor with Mitchell Entertainment or any bank, savings and loan association, credit union or like organization, and all money, cash, cash equivalents, investment securities, deposits and prepayments of any Assignor in any such deposit account (all of the foregoing being deemed to be in any such account as soon as the same is put in transit to such account by mail or other courier), now or hereafter existing;

            (i) All trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, proprietary product names or descriptions, designs and general intangibles of like nature, now existing or hereafter created or acquired, all registrations and recordings thereof, all registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or political subdivision thereof (collectively, "Trademarks");

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            (j) All  copyrights in any original work of authorship  fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or
any  other  country,   and  all  supplemental   registrations,   recordings  and
applications in the United States Copyright Office or in any similar office or agency of any other country (collectively, "Copyrights");

            (k) All letters patent of the United States or any other country, all applications therefor and registrations and recordings thereof in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state or territory thereof, or any other country, including the patents and applications therefor (collectively "Patents");

            (l) All reissues, divisions, continuations, renewals, extensions and continuations-in-part of any Trademarks, Patents and/or Copyrights; all income, royalties, damages and payments now or hereafter due and/or payable with respect to any Trademarks, Patents and/or Copyrights, including, without limitation, damages and payments for past or future infringement thereof; all rights (but not any obligation) to sue for past, present and future infringement of any Trademarks, Patents and/or Copyrights or to bring interference proceedings with respect thereto; and all rights corresponding to any Trademarks, Patents and/or Copyrights throughout the world;

            (m) All other proprietary rights and confidential information, technology, trade secrets, computer programs, source codes, software, customer lists, sales literature and catalogues, price lists, licensee and sublicensee information, specifications, telephone numbers and all applications and registrations relating to any of the foregoing (the foregoing items in clauses
(h) through (l), inclusive, collectively, the "Intellectual Property");

            (n) All stocks, bonds, debentures, securities, financial assets, securities entitlements, securities accounts, commodity contracts, commodity accounts, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments or liquidation payments with respect thereto;

            (o) All files, correspondence, books and records of any Assignor, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral, any Assignor or the business thereof, all computer programs, tapes, discs and data processing software containing the same, and all receptacles and containers for such records;

            (p) All other goods, accounts, general intangibles (including, without limitation, commercial tort claims and payment intangibles), documents, instruments, causes of action, rights, interests and properties of every kind and description, tangible or intangible;

            (q) All rights, remedies, powers and/or privileges of any Assignor with respect to any of the foregoing, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise) and all judgments now or hereafter arising therefrom; and

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            (r) All proceeds, replacements,  products, additions, accessions and substitutions of any of the foregoing.

Notwithstanding the foregoing, the Collateral shall not include the trucks described on Exhibit "A" hereto. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms the Securities Purchase Agreement referred to below.

      2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by any Assignor to Mitchell Entertainment arising under, out of, or in connection with: (i) the Note, (ii) that certain Securities Purchase Agreement dated as of the date hereof by and among each Assignor and Mitchell Entertainment (the "Securities Purchase Agreement") and
(iii) the Related Agreements referred to in the Securities Purchase Agreement, (the Note, the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Assignor to Mitchell Entertainment, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

      3. Each Assignor hereby represents, warrants and covenants to Mitchell Entertainment that:

            (a) it is a corporation, partnership or limited liability company, as the case may be, validly existing, in good standing and organized under the laws of the jurisdiction of organization, and it will provide Mitchell
Entertainment thirty (30) days' prior written notice of any change in its jurisdiction of organization;

            (b) its legal name, as set forth in its Certificate of Incorporation (or equivalent organizational document) as amended through the date hereof, is as set forth in Section 1 hereof and it will provide Mitchell Entertainment thirty (30) days' prior written notice of any change in its legal name;

            (c) it is the lawful owner of the Collateral, free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) Encumbrances set forth on Exhibit "B" hereto and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

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            (d) it will  keep  the  Collateral  owned  by it free  and  clear of
Encumbrances,   except  (i)  Encumbrances  securing  the  Obligations  and  (ii)
Encumbrances set forth on Exhibit "B" hereto.

            (e) it will at its own cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its business;

            (f) it will not without Mitchell Entertainment's prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $150,000 and only to the extent that:

                  (i) the proceeds of any such disposition are used to acquire replacement Collateral which is subject to Mitchell Entertainment's perfected security interest or are used to repay Obligations or to pay general corporate expenses; and

                  (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Mitchell Entertainment to be held as cash collateral for the Obligations;

            (g) it will insure the Collateral in Mitchell Entertainment's name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Mitchell Entertainment shall specify in amounts and under policies by insurers acceptable to Mitchell Entertainment and all premiums thereon shall be paid by the Assignor and the policies delivered to Mitchell Entertainment. If the Assignor fails to do so, Mitchell Entertainment may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignor and shall constitute Obligations;

            (h) it will at all reasonable times allow Mitchell Entertainment or Mitchell Entertainment's representatives free access to and the right of inspection of the Collateral;

            (i) it hereby indemnifies and saves Mitchell Entertainment harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees incurred through all levels of proceedings, that Mitchell Entertainment may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Security Agreement or in the prosecution or defense of any action or proceeding either against any Assignor or Mitchell Entertainment concerning any matter growing out of or in connection with this Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Mitchell Entertainment's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision); and

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            (j)  shall  comply  with  all  valid  laws,  rules,  ordinances  and regulations of the Federal, state and local government, and all agencies and subdivisions thereof which laws, rules, ordinances and regulations apply or relate to the Collateral.

      4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Security Agreement:

            (a) any covenant, warranty, representation or statement made or furnished to Mitchell Entertainment by any Assignor or on any Assignor's behalf was false in any material respect when made or furnished, and if subject to cure, shall not be cured for a period of twenty (20) days;

            (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

                  (i) such loss is covered by insurance proceeds which are used to replace the item or repay Mitchell Entertainment; or

                  (ii) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

            (c) the Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of the Assignor's property;

            (d) any proceedings under any bankruptcy or insolvency law shall be commenced by or against the Assignor and if commenced against the Assignor shall not be dismissed within thirty (30) days;

            (e) the Assignor shall repudiate, purport to revoke or fail to perform any of its obligations under the Note (after passage of applicable cure period, if any); or

            (f) an Event of Default (or similar occurrence) shall have occurred under and as defined in the Securities Purchase Agreement or any other Document.

      5. Each Assignor supplementally agrees as follows:

            (a) Concurrently with the execution and delivery of this Security Agreement, each Assignor shall (i) file such financing statements, copyright mortgages, trademark security agreements, and other documents in such offices as shall be necessary or as Mitchell Entertainment may request to perfect and establish the priority of the liens granted by this Security Agreement, (ii) deliver and pledge to Mitchell Entertainment any and all instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as Mitchell Entertainment may request, (iii) deliver to Mitchell Entertainment all certificates with respect to the Pledged Stock, accompanied by undated stock powers duly executed in blank, , (iv) obtain letter agreements between Mitchell Entertainment and the issuer of uncertificated securities with respect to uncertificated securities held in the name of any Assignor, and (v) take all such other actions as shall be necessary or as Mitchell Entertainment may request to perfect the liens granted by this Security Agreement.

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            (b) With  respect to each  Copyright  in which any  Assignor  has an ownership interest,  neither Assignor nor any of its licensees shall (i) fail to
place  an  appropriate   notice  of  copyright  on  any  copies  embodying  such
copyrighted works which are publicly distributed or (ii) fail to do any act or knowingly omit to do any act whereby the Copyright may become invalidated or dedicated to the public domain.

            (c) If any Assignor creates or obtains an ownership interest in any Copyright or obtains any rights to any Trademark (or any other Intellectual Property) after the date hereof, the provisions of this Security Agreement shall automatically apply thereto and any Assignor shall take such action as Mitchell Entertainment may request to more fully evidence the same. Each Assignor shall promptly notify Mitchell Entertainment in writing of (i) any new Trademark or Copyright application or registration in which any Assignor has an ownership interest and (ii) any new copyrighted work in which any Assignor acquires any ownership interest, which notice shall include the title and author(s) of such copyrighted work.

            (d) Each Assignor shall (i) promptly (but in any event within five days after becoming aware thereof) notify Mitchell Entertainment of the institution of, or any adverse determination in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or in any federal, state or foreign court or agency regarding any Assignor's claim of ownership, or the enforceability or validity of any Intellectual Property, or of any other event that does or could reasonably be expected to adversely affect the value of any of the Trademarks or Copyrights, the ability of any Assignor or Mitchell Entertainment to dispose of any of the same or the rights and remedies of Mitchell Entertainment in relation thereto; (ii) promptly notify Mitchell Entertainment of any suspected infringement of any Intellectual Property by any third party that does or could reasonably be expected to adversely affect the value of any Intellectual Property or Collateral, the ability of any Assignor or Mitchell Entertainment to dispose of any of the same or the rights and remedies of Mitchell Entertainment in relation thereto, or of any claim by any third party; (iii) concurrently with the filing of any application for registration of any Trademark, execute, deliver and record in all appropriate registers and offices, an appropriate form of a collateral security agreement (in form approved by Mitchell Entertainment) evidencing the security interest of Mitchell Entertainment therein; (iv) concurrently with the filing of any application for registration of any Copyright, execute, deliver and record in all appropriate registers and offices, a Mortgage of Copyright and Security agreement (in form approved by Mitchell Entertainment), evidencing the security interest of Mitchell Entertainment therein; and (v) diligently keep accurate and complete records with respect to the Trademarks and Copyrights.

            (e) Each Assignor shall, as appropriate and commercially reasonable,
(i) make and diligently prosecute federal applications on any existing or future registrable but unregistered Intellectual Property owned by it, (ii) preserve, maintain and renew all of the Intellectual Property and rights and interests related thereto, including, without limitation, by payment of all taxes, annuities, issue and maintenance fees and by the use of all proper statutory notices and designations and (iii) initiate and diligently prosecute in its own name, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, or other damage or opposition, cancellation, concurrent use or interference proceedings as are necessary to protect its interests in the Intellectual Property.

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            (f) Without  limiting the generality of the other provisions of this
Security Agreement and in addition to all other rights and remedies of Mitchell Entertainment hereunder, each Assignor further agrees that, upon the occurrence and during the continuance of any Event of Default, Mitchell Entertainment may take any or all of the following actions: (i) take and use and/or sell any Assignor's interest in the Intellectual Property (or any portion thereof), (ii) bring suit to enforce any Intellectual Property and/or any licenses thereunder or other rights with respect thereto, (iii) direct any Assignor to refrain, in which event any Assignor shall refrain, from using the Intellectual Property (or any portion thereof) in any manner whatsoever, directly or indirectly and (iv) direct any Assignor to execute, in which event any Assignor shall execute, such other and further documents that Mitchell Entertainment may request to further confirm the provisions hereof. Upon the request of Mitchell Entertainment, each Assignor also shall make available to Mitchell Entertainment, to the extent within any Assignor's power and authority, such individuals then in such Assignor's employ to assist in the production, advertisement and sale of the products and services sold under the Intellectual Property, such individuals to
be   available  to  perform   their  prior   functions  on  behalf  of  Mitchell
Entertainment and to be compensated at the expense of any Assignor.

            (g) For the purpose of enabling Mitchell Entertainment to exercise its rights and remedies hereunder at such time as Mitchell Entertainment shall be lawfully entitled to do so, each Assignor hereby grants to Mitchell Entertainment an irrevocable, non-exclusive license (but not an assignment), exercisable without payment of royalty or other compensation to any Assignor,
(i) to use, assign, license or sublicense any Assignor's interest in any of the Intellectual Property now owned or hereafter created or acquired by such Assignor and wherever the same may be located and (ii) to have access to all media in which any of the items so licensed may be recorded or stored and all computer equipment, software and programs used for the compilation or printout thereof.

      6. Each Assignor supplementally agrees as follows respecting Receivables:

            (a) Mitchell Entertainment hereby authorizes any Assignor to collect any Receivables in which Mitchell Entertainment has been granted a security interest hereunder, and each Assignor agrees to use its best efforts to effect the prompt collection thereof. Mitchell Entertainment hereby further authorizes any Assignor to use the proceeds of any such collections in the conduct of its business in the ordinary course. Each Assignor agrees that immediately upon Mitchell Entertainment's request following the occurrence of a potential Event of Default (as determined by Mitchell Entertainment), each Assignor shall, at its sole expense, establish and maintain (i) an United States Post Office lock box (the "Lock Box"), to which Mitchell Entertainment shall have exclusive access. Each Assignor authorizes Mitchell Entertainment, from time to time, to remove the contents of the Lock Box therefrom for disposition in accordance with this Security Agreement. Each Assignor agrees to notify all account debtors and other parties obligated to any Assignor that all payments made to any Assignor (other than payments by electronic funds transfer) shall be remitted, for the credit of each Assignor, to the Lock Box, and each Assignor shall include a like statement of all invoices. Each Assignor shall

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also, at the request of Mitchell Entertainment at any time or from time to time, execute and deliver to Mitchell Entertainment an assignment or assignments, in form satisfactory to Mitchell Entertainment, of all of any Assignor's then existing Receivables and the proceeds thereof. If notwithstanding the giving of any notice, any account debtor or other obligor shall make payment to any Assignor, such Assignor shall hold all such payments in trust for Mitchell Entertainment without commingling the same with other funds of any Assignor and shall deliver the same to Mitchell Entertainment or any such agent or designee, immediately upon receipt by any Assignor in the identical form received, together with any necessary endorsements.

            (b) If any Event of Default shall have occurred and be continuing, with or without notice to any Assignor and without affecting the liability of any Assignor hereunder, any Receivables in which Mitchell Entertainment has been granted a security interest hereunder may be altered or modified by Mitchell Entertainment in any respect, and Mitchell Entertainment may: (i) settle and adjust all disputes and claims directly with the account debtor with respect to any such Receivables, (ii) alter, accelerate, extend or change the time, manner and/or amount of any payments made or to be made by the account debtor under any such Receivable, (iii) consent from time to time to the acceptance of security or additional or substituted security of any kind for any obligation of the account debtor under any such Receivable or to the release, surrender or alteration of any such security, and (iv) deal as aforesaid or in any other manner with the account debtor of any such Receivable. Nothing herein contained shall be construed as requiring or obligating Mitchell Entertainment or any such agent or designee to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Collateral or the monies due or to become due thereunder or to take any steps necessary to preserve any rights against prior parties. Neither Mitchell Entertainment nor the agent or designee of Mitchell Entertainment shall have any liability to any Assignor on the Collateral for actions taken in good faith pursuant to this Section and without gross negligence.

      7. As respects Stock Collateral:

            (a) So long as no Event of Default shall have occurred and be continuing, the Assignors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of any Basic Document, provided that the Assignors agree that they will not vote the Stock Collateral in any manner that is inconsistent with the terms of the Purchase Agreement, the Note or any Related Agreement.

            (b) So long as no Event of Default shall have occurred and be continuing, the Assignors shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash.

            (c) If any Event of Default shall have occurred and be continuing, and whether or not Mitchell Entertainment exercises any available right to declare any Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law or this Security Agreement, all dividends and other distributions on the Stock Collateral shall be paid directly to Mitchell Entertainment and shall be deemed part of the Stock Collateral, subject to the terms of this Security Agreement, and, if Mitchell Entertainment shall so request, the Assignors shall execute and deliver to Mitchell Entertainment appropriate additional dividend, distribution and other orders and instruments to that end, provided that if such Event of Default is cured, any such dividend or distribution paid to Mitchell Entertainment prior to such cure shall, upon request of the Assignors (except to the extent applied to the Obligations), be returned by Mitchell Entertainment to the Assignors.

      8. If any Event of Default shall have occurred and be continuing:

            (a) Mitchell Entertainment may (i) open any Assignor's mail and collect any and all amounts due to any Assignor from other persons, (ii) notify any account debtor obligated on any of the Receivables or any purchaser of Collateral or any other person of Mitchell Entertainment's interest in the Collateral and instruct any such persons to make payments thereon directly to Mitchell Entertainment and (iii) notify postal authorities that all mail addressed to any Assignor is to be delivered to Mitchell Entertainment.

            (b) Mitchell Entertainment may grant extensions, compromise claims and settle Collateral for less than face value, all without prior notice to any Assignor.

            (c) Mitchell Entertainment shall have the right, on behalf of any Assignor, (i) to enter into, or renegotiate, any lease, license, sale or other agreements relating to any Collateral in which any Assignor has an interest as Mitchell Entertainment deems appropriate; (ii) to require, demand, collect, receive, settle, adjust and compromise and to give acquittances and receipts for the payment of any and all monies payable pursuant to all agreements relating to any item of Collateral to which any Assignor may be a party; (iii) to file any claims and/or proofs of claim and to commence, maintain or discontinue any actions, suits or other proceedings deemed by Mitchell Entertainment advisable for the purpose of collecting or enforcing payment of any such monies; (iv) to receive or endorse any checks, drafts or other orders or instruments for the payment of monies payable to any Assignor which shall be issued in respect of such money; (v) to execute any and all instruments, agreements or documents which may be necessary or desirable under the circumstances; and (vi) to apply all receipts so derived as herein provided. Mitchell Entertainment, however, shall not be obligated to make any demand or present or file any claim or to take any action authorized hereby. Each Assignor shall gather up and deliver to Mitchell Entertainment, and shall use its best efforts to cause third parties to gather up and deliver to Mitchell Entertainment, all materials, books, records, documents and things of any nature (including, without limitation, the Collateral) required by Mitchell Entertainment in the exercise of its rights hereunder upon Mitchell Entertainment's request. Each Assignor shall thereafter, unless requested to do otherwise by Mitchell Entertainment, continue to perform its respective obligations in accordance with all agreements relating to any Collateral to which it is a party. If any agreement relating to any Collateral provides for fees to be paid to any Assignor for services rendered thereunder, any Assignor shall cause all such fees to be remitted directly to Mitchell Entertainment.

            (d) Mitchell Entertainment may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida (the "Code"), and Mitchell Entertainment may also without notice except as specified below sell the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as Mitchell Entertainment in its sole and absolute discretion may deem commercially reasonable. Any Assignor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to any Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Mitchell Entertainment shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Mitchell Entertainment may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Any Assignor hereby waives any claims against Mitchell Entertainment arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Mitchell Entertainment accepts the first offer received and does not offer such Collateral to more than one offeree, and in all events such sale shall be deemed to be commercially reasonable. At any such public or private sale, Mitchell Entertainment may be the purchaser of the Collateral.

            (e) Any cash held by Mitchell Entertainment as Collateral and all cash proceeds received by Mitchell Entertainment in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Mitchell Entertainment, be held by Mitchell Entertainment as Collateral for, and/or then or at any time thereafter applied in whole or in part by Mitchell Entertainment against all or any part of the Obligations in such order as Mitchell Entertainment shall elect. After such application and after payment by Mitchell Entertainment of any other amount required by law, any surplus of such cash or cash proceeds held by Mitchell Entertainment and remaining after payment in full of all the Obligations shall be paid over to any Assignor or to whomsoever may be lawfully entitled to receive such surplus. In a like manner, each Assignor shall pay to Mitchell Entertainment, without demand, whatever amount of the Obligations remains unpaid after the Collateral has been sold and the proceeds applied as aforesaid, together with interest thereon from the date of demand at the highest rate permitted under applicable law, which interest shall also constitute a part of the Obligations. Without limiting the foregoing, any Assignor hereby expressly waives any obligations Mitchell Entertainment may have regarding the foregoing under Section 9207(c) of the Code.

            (f) Mitchell Entertainment shall not be obligated to resort to its rights or remedies with respect to any other security for or guaranty or payment of the Obligations before resorting to its rights and remedies against any Assignor or the Collateral hereunder. All rights and remedies of Mitchell Entertainment shall be cumulative and not in the alternative.

      9. If the Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on any Assignor's part to be performed or fulfilled under or pursuant to this Security Agreement, Mitchell Entertainment may, at its option without waiving its right to enforce this Security Agreement according to its terms, immediately or at any time thereafter and without notice to the Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for the Assignor's account and at the Assignor's cost and expense, and the cost and expense thereof (including reasonable attorneys' fees incurred through all levels of proceedings) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

      10. Each Assignor hereby appoints Mitchell Entertainment, any of Mitchell Entertainment's officers, employees or any other person or entity whom Mitchell Entertainment may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by such Assignor or on our behalf; to file financing statements against the Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign such Assignor's name on public records; and to do all other things Mitchell Entertainment deems necessary to carry out this Security Agreement. Each Assignor hereby ratifies and approve all acts of the attorney and neither Mitchell Entertainment nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

      11. No delay or failure on Mitchell Entertainment's part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Mitchell Entertainment and then only to the extent therein set forth, and no waiver by Mitchell Entertainment of any default shall operate as a waiver of any other default or of the same default on a future occasion. Mitchell Entertainment's books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon the Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Mitchell Entertainment shall have the right to enforce any one or more of the remedies available to Mitchell Entertainment, successively, alternately or concurrently. Each Assignor agrees to join with Mitchell Entertainment in executing financing statements or other instruments to the extent required by the Code in form satisfactory to Mitchell Entertainment and in executing such other documents or instruments as may be required or deemed necessary by Mitchell Entertainment for purposes of affecting or continuing Mitchell Entertainment's security interest in the Collateral.

      12. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Mitchell Entertainment hereunder shall inure to the benefit of Mitchell Entertainment's successors and assigns. The term "Mitchell Entertainment" as herein used shall include Mitchell Entertainment, any parent of Mitchell Entertainment, any of Mitchell Entertainment's subsidiaries and any co-subsidiaries of Mitchell Entertainment's parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Security Agreement shall inure to the benefit of each of the foregoing and shall bind the representatives, successors and assigns of any Assignor and each of the foregoing. Each of Mitchell Entertainment and the Assignor hereby (a) submit to the nonexclusive jurisdiction of any Florida court sitting in the County of Broward, and (b) waive any objection such Assignor or Mitchell Entertainment may have as to the bringing or maintaining of such action with any such court.

      13. All notices from Mitchell Entertainment to any Assignor shall be sufficiently given if mailed or delivered to the Assignor at its address set forth in the Securities Purchase Agreement.

      14. Assignor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of Florida: (a) all benefit that might accrue to Assignor by virtue of any present or future law exempting the Collateral, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of default, or Mitchell Entertainment's actual exercise of any option or remedy under any Documents, or otherwise; and (c) any right to have the Collateral marshalled.

      15. EACH ASSIGNOR AND MITCHELL ENTERTAINMENT HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THE INDEBTEDNESS OR OTHER OBLIGATIONS SECURED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS OR OTHER OBLIGATIONS SECURED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE NOTE OR THIS SECURITY AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS.



                           Very truly yours,

                           AGU Entertainment Corp., a Delaware corporation

                           By: /s/ David C. Levy
                              --------------------------------------------------
                                David C. Levy, President and Secretary







                           The Tube Music Network, Inc., a Florida corporation

                           By:  /s/ David C. Levy
                              --------------------------------------------------
                                David C. Levy, President and Secretary

                           Pyramid Records International, Inc.,
                           a Florida corporation

                           By:  /s/ David C. Levy
                              --------------------------------------------------
                                David C. Levy, President and Secretary

ACKNOWLEDGED:


MITCHELL ENTERTAINMENT COMPANY
a Delaware limited liability company


By:  /s/ Johnathan E. Mitchell
   -----------------------------------------
     Jonathan E. Mitchell, Manager

                                   Schedule 1

                 DEFINITION OF "FILM ASSETS"; "MUSIC ASSETS" AND
                           OTHER ANCILLARY DEFINITIONS


      A. Film Assets.

      "Film Assets" shall mean, with respect to each feature or non-feature motion picture, television series or episode thereof, other audio-visual work of any nature or development project in which any Assignor now has or hereafter acquires any interest including, without limitation, the following feature motion pictures and television series [FILL IN] (all of the foregoing are herein referred to as the "Films" and individually as a "Film"), all rights and interests therein or pertaining thereto, and all properties and things of value pertaining thereto, and all products and proceeds thereof, including, without limitation, all rights and interests of every kind and nature of whatever description, present and future, direct and indirect, whether now owned or hereafter acquired (including, without limitation, any rights or interests that revert), throughout the universe in perpetuity, whether now or hereafter created or devised, and by all means, whether now known or hereafter created or devised, including but not limited to all rights and interests in and to the following:

            (a)  All  rights  of  every  kind  and  nature  (including,  without limitation, copyrights) in and to any literary, musical, dramatic or other literary material of any kind or nature upon which, in whole or in part, the Film is or may be based, or from which it is or may be adapted or inspired or which may be or has been used or included in the Film, including, without limitation, the screenplay and all other scripts, scenarios, screenplays, bibles, stories, treatments, novels, outlines, books, titles, concepts, manuscripts or other properties or materials of any kind or nature, in whatever state of completion and all drafts, versions and variations thereof (all of the foregoing herein collectively referred to as the "Literary Property");

            (b) All physical  properties  of every kind or nature of or relating to the Film and all versions thereof and all teasers, trailers, music videos, featurettes, television spots and "making of Films", to the extent now or hereafter in existence, including, without limitation, exposed film, developed film, positives, negatives, prints, answer prints, special effects, pre-print materials (including interpositives, negatives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, title overlays, textless backgrounds and all other forms of pre-print elements which may be necessary or useful to produce prints or other copies or additional pre-print elements, whether now known or hereafter devised), soundtracks, recordings, audio and video tapes and discs of all types and gauges, cutouts, trims and any and all other physical properties of every kind and nature relating to the Film in whatever state of completion, and all duplicates, drafts, versions, variations and copies of each thereof (all of the foregoing herein collectively referred to as the "Physical Property");

            (c) All rights of every kind or nature, present and future, in and to all agreements, Contracts, contract rights, credits, letters of credit, security agreements, leases, licenses, indentures, commitments, subscription and customer agreements, purchase and sale orders, warranty rights and all other agreements and rights under Contracts of any nature, whether written or oral, and all consents or other authorization relating thereto, relating to the production, sale, distribution, marketing, licensing, exhibition, reproduction, publication, ownership, exploitation or other uses or disposition of the Film, including, without limitation:

                  (i) consent agreements, control agreements, sales agency agreements, financing arrangements, acquisition agreements, copyright mortgages, collective bargaining agreements, and performance bonds;

                  (ii) agreements relating to the licensing, granting or selling
rights  to  distribute,   broadcast,   exhibit  or  otherwise  relating  to  the
exploitation of the Film or rights therein;

                  (iii) rights relating to merchandising, publishing, music and phonorecords derived from or connected with the Film; and

                  (iv) the proceeds of, and all accounts, accounts receivable and contract rights (as such terms are defined in the Code) with respect to all of said agreements.

            (d) All rent, revenues, income, compensation, products, increases, proceeds, rights to the payment of money or other forms of consideration, accounts, payment intangibles, notes, accounts receivable, general intangibles (including, without limitation, commercial tort claims and payment intangibles), contract rights, chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper), letter of credit rights, choses in action, undertakings, surety bonds, acceptances, investment property, drafts, documents, instruments and goods, including Inventory (as those terms are defined in the applicable Code, and all other forms of claims, demands, instruments and receivables, whether for goods or other property sold, leased or licensed, services performed or to be performed, or otherwise, together with all guarantees, security agreements, leases and rights and interests guaranteeing or securing the same (including, without limitation, all tax refunds, all refund of fees, advances or royalties paid or prepaid and profits or other property obtained or to be obtained), from the production, sale, distribution, marketing, licensing, exhibition, reproduction, publication, ownership, exploitation or other uses or disposition of the Film and the Literary Property (or any rights therein or part thereof, including any and all merchandising and publishing rights therein and thereto), in any and all media, and any and all amounts recovered as damages by reason of unfair competition, the infringement of copyright, breach of any contract or infringement of any rights, or derived therefrom in any manner whatsoever;

            (e) All rights in and to all copyrights and renewals and extensions of copyrights, domestic and foreign, heretofore or hereafter obtained in the Film or the Literary Property or any part thereof, and the right (but not the obligation) to make publication thereof for copyright purposes, to register claims under copyright, and the right (but not the obligation) to renew and extend such copyrights, and the right (but not the obligation) to sue in the name(s) of Grantor or Secured Party (or both) for past, present and future infringements of copyright and to receive all damages, judgments recoveries or proceeds therefrom;

            (f) All trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, proprietary product names or descriptions, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter created or acquired, relating to the Film or the exploitation thereof all registrations and recordings thereof, all registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or political subdivision thereof, relating to the Film or the exploitation thereof and the accompanying good will and other like business property rights, and the right (but not the obligation) to register claims under trademark and to renew and extend such trademarks and the right (but not the obligation) to sue in the name(s) of Grantor or Secured Party (or both) for past, present or future infringement of trademark;

            (g) All rights in and to the title of the Film and the exclusive use thereof including (without limitation) any and all rights protected pursuant to trademark, service mark, unfair competition and/or other laws, rules or principles of law or equity, and, to the extent now or hereafter in existence, all other licenses and other intellectual property rights, and all renewals and extensions thereof, domestic and foreign, relating to the Film, whether now owned or hereafter acquired, and the accompanying good will and other like business property rights, and the right (but not the obligation) to register claims under any intellectual property rights and to renew and extend such intellectual property rights and the right (but not the obligation) to sue in the name(s) of Grantor or Secured Party (or both) for past, present or future infringement of any intellectual property rights;

            (h) All rights to perform, copy, record, re-record, produce, publish, reproduce and/or synchronize any or all music, musical compositions and master recordings created for, used in or to be used in connection with the Film, and all other rights of every kind and nature in and to any and all of said music, musical compositions and master recordings created for, used in or to be used in connection with the Film, including, without limitation, all copyrights therein as well as all other rights to exploit such music including recording, soundtrack recording and music publishing rights;

            (i) All  collateral,  allied,  ancillary and subsidiary  rights,  of every kind and nature, without limitation, derived from, appurtenant to or related to the Film or the Literary Property, including, without limitation, all production, exploitation, reissue, remake, sequel, prequel, serial or series production rights by use of film, tape or any other recording devices now known or hereafter devised, whether based upon, derived from or inspired by the Film, the Literary Property or any part thereof; all rights to use, exploit and license others to use or exploit any and all music, novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature, including, without limitation, all music, novelization, publishing, merchandising rights and commercial tie-ups arising out of or connected with or inspired by the Film or the Literary Property, the title or titles of the Film, the characters appearing in the Film or the Literary Property and/or the names or characteristics of said characters, and including further, without limitation, any and all commercial exploitation in connection with or related to the Film, all remakes, sequels, prequels or other adaptations and/or derivative works thereof and/or said Literary Property;

            (j) All insurance and insurance policies heretofore or hereafter obtained in connection with the Film or the insurable properties thereof and/or any person or persons engaged in the development, production, completion, delivery or exploitation of the Film, and the proceeds of all of the foregoing;

            (k) All rights to develop, produce, acquire, reacquire, finance, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize or otherwise exploit the Film, the Literary Property and any and all rights therein in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, including without limitation, by projection, radio, all forms of television (including, without limitation, free, pay, toll, cable, sustaining, subscription, sponsored and direct satellite broadcast), all forms of "pay-per-view" and "video-on-demand", in theaters, non-theatrically, on cassettes, cartridges, DVD, other discs and other similar and dissimilar video devices, all forms of computer assisted or interactive media (including, but not limited to, CD-ROM, CD-I and similar disc systems, interactive cable and any other devices or methods now existing or hereinafter devised), and by any and all other scientific, mechanical or electronic means, methods, processes or devices now known or hereafter conceived, devised or created;

            (l) All files, receipts, documents, correspondence, books and records, minute books, ledgers, employee records, customer lists, computer programs, data processing software, agreements, data, microfiche, microfilm computer records (including, without limitation, magnetic tape, disc storage, electronic storage, digital storage, card forms and printed copy), including, without limitation, documents or receipts of any kind or nature issued by any pledgeholder, warehouseman or bailee and books of account of every kind and nature, relating to the Film and/or any Physical Properties thereof, Grantor or the business thereof, and all copies or reproductions thereof and all receptacles and containers for such records, whether now or hereafter existing, and wherever located;

            (m) Any and all security interests, liens, pledges, collateral and all rights therein and thereto as may have been or may be granted to any debtor, whether by another debtor, an affiliated party of any debtor, or any third party;

            (n) All key art, transparencies, photographs, slides and promotional materials of whatever nature; and

            (o) All cash and cash equivalents of Grantor derived from or relating to the Film and all drafts, checks, letters of credit, certificates of deposit, notes, bills of exchange and other writings relating to the Film which evidence a right to the payment of money and are not themselves security agreements or leases and are of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment whether now owned or hereafter acquired.

      B. Music Assets.

      "Music Assets" shall mean (a) the Composition Collateral, (b) the Master Recording Collateral, and (c) the Physical Property, and all collateral, allied, ancillary and subsidiary rights of every kind and nature, without limitation, derived from, appurtenant to or related to the Composition Collateral, the Master Recording Collateral, or the Physical Property, including, without limitation, all production, exploitation, commercial tie-up and merchandising rights of every kind and nature and all commercial tort claims.

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

      "Composition Collateral" shall mean the Musical Compositions and all copyrights and all renewals and extensions thereof and other rights with regard thereto, all contract rights (including, but not limited to, all rights of every kind and nature, present and future, in and to all agreements relating to the creation, performance, publication, administration and exploitation of the Musical Compositions, including all agreements relating to the Musical Compositions), accounts receivable, royalties, rights to receive royalties, commercial tort claims, and any other proceeds of the Musical Compositions, whether presently existing or hereafter arising, including, without limitation, the gross receipts derived by any Assignor from: (a) the exploitation of the Musical Compositions in the form of sheet music, orchestrations, folios, compilations, songbooks and other forms of print; (b) the exploitation of the Musical Compositions as embodied in Records; (c) the inclusion of the Musical Compositions in motion pictures, videotapes and other audiovisual works; (d) the granting to third parties of the right to perform publicly the Musical Compositions by any and all means throughout the universe; and (e) any other royalty or royalty interest of any Assignor, payments and other monies and valuable consideration, regardless of how denominated, now or hereafter owing to any Assignor or hereafter derived from the exploitation (including, without limitation, the license and/or sale) of the Musical Compositions, and all other rights in and to the Musical Compositions, including any renewals or extensions thereof.

      "Master Recording Collateral" shall mean the Sound Recordings and all copyrights and all renewals and extensions thereof and other rights with regard thereto, all contract rights (including, but not limited to, all rights of every kind and nature, present and future, in and to all agreements relating to the creation, performance, publication, administration and exploitation of the Sound Recordings, including all agreements relating to the Sound Recordings), accounts receivable, royalties, rights to receive royalties, commercial tort claims, and any other proceeds of the Sound Recordings, whether presently existing or hereafter arising, including, without limitation, the gross receipts derived by any Assignor from: (a) the exploitation of the Sound Recordings as embodied in Records; (b) the inclusion of the Sound Recordings in motion pictures, videotapes and other audiovisual works; (c) the granting to third parties of the right to exploit the Sound Recordings; (d) the right to perform the Sound Recordings publicly by means of a digital audio transmission; and (e) any other royalty or royalty interest of any Assignor, payments and other monies and valuable consideration, regardless of how dominated, now or hereafter owing to any Assignor or hereafter derived from the exploitation (including, without limitation, the license and/or sale) of the Sound Recordings, and all other rights in and to the Sound Recordings, including any renewals or extensions thereof.

      "Physical Property" shall mean all physical properties of every kind or nature of or relating to the Composition Collateral or the Master Recording Collateral to the extent now or hereafter in existence, including, without limitation, all sheet music, orchestrations, folios, compilations, songbooks and other forms of print; all Records; and all Master Tapes.

      "Musical Compositions" shall mean all of any Assignor's right, title and interest in and to all musical compositions (whether published or unpublished, registered or unregistered, presently existing or created or acquired in the future) which is owned or controlled, in whole or in part, by any Assignor or any of their respective Subsidiaries, or with respect to which any Assignor has any right to receive royalties or other proceeds, including, without limitation, all rights to: (a) the exploitation thereof in the form of sheet music, orchestrations, folios, compilations, songbooks and other forms of print; (b) the exploitation thereof as embodied in Records; (c) the inclusion thereof in motion pictures, videotapes and other audiovisual works; (d) the granting to third parties of the right to perform publicly such musical compositions by any and all means, throughout the universe; and (e) any other royalty or royalty interest of any Assignor, payments and other monies and valuable consideration, regardless of how denominated, now or hereafter owing to any Assignor or hereafter derived from the exploitation (including, without limitation, the license and/or sale) thereof.

      "Records" shall mean any form of reproduction, distribution, transmission or communication of Recordings (whether or not in physical form) now or hereafter known (including reproductions of sound alone or together with visual images) which is manufactured, distributed, transmitted or communicated primarily for personal use, home use, institutional (e.g., library or school) use, jukebox use, or use in means of transportation, including any computer-assisted media (e.g., CD-ROM, DVD Audio, CD Extra, Enhanced CD) or use as a so-called "ring tone." For the avoidance of doubt, "Records" shall include the transmission or communication of a master recording directly to the consumer regardless of whether previously or subsequently embodied in a physical record configuration by any Person.

      "Recording" shall mean any recording of sound, whether or not coupled with a visual image, by any method and on any substance or material, whether now or hereafter known, which is used or useful in the recording, production and/or manufacture of Records or for any other exploitation of sound.

      "Sound Recordings" shall mean all copyrights in and other rights with respect to sound recordings (whether published or unpublished, registered or unregistered, presently existing or created or acquired in the future), including sound recordings embodied on Records, with respect to which any Assignor now or in the future has any ownership interest or distribution right or which any Assignor otherwise controls.

      "Master Tapes" shall mean all original master recording tapes (whether digital or analog) and every recording of sound (by any method and on any substance or material, now known or hereafter developed), whether or not coupled with a visual image, including the following elements: (1) master mix reels (i.e., two-track master mixes on analog tape) recorded and compiled at the mixing studio (i.e., prior to mastering) ; (2) analog and/or digital multitrack tapes (masters and slaves) (including any two, three, four, eight, sixteen, twenty-four and forty-eight track master tapes and all other multitrack master tapes) with accompanying tone reels (if available); (3) Two Track Masters; (4) computer-based recording storage formats (e.g., ProTools session and audio data files, Exabyte reels, magneto-optical discs, CD-Rs, hard discs, etc.); (5) sample and automation discs (if any); (6) all existing documentation (e.g., console strips, outboard settings, session notes, etc.); and (7) and all acetates and metal or other equivalent parts or reproductions of such master tapes and recordings, and all other materials used or useful in the Recording, production or manufacture of Records.



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